STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is effective as of the 8th day of April, 2009 (the “Effective Date”),

BETWEEN:

Aero Performance Products, Inc., a Nevada corporation having an office at 14553 S. 790 W. suite B, Bluffdale, Utah  (“AERP”);

AND:

FLO-CO, LLC, a Utah limited liability company having an office at 595 South Riverwoods Pkwy., Suite 100, Logan, Utah  (“FLO-CO”);

WHEREAS:

A.

the authorized common share capital of AERP consists of 5,000,000,000 shares of common stock (the “AERP Common Shares”) of which approximately 2,970,378,822 shares are currently issued and outstanding; and

B.

the authorized capital of TTR-HP, Inc. consists of 50,000,000 shares of common stock, of which 11,203,975 shares are currently issued and outstanding.

C.

AERP presently owns approximately 82% of the issued and outstanding common stock of TTR-HP, Inc. (the “TTR Common Shares”), a schedule of which is attached hereto as Exhibit B.

D.

FLO-CO has agreed to purchase, and AERP has agreed to sell, Ninety percent of its ownership in the TTR Common Shares under the terms and conditions outlined in this Agreement (the “Share Purchase”); and

E.

it is the intent of AERP to transfer to FLO-CO, as part of the Share Purchase, all assets and liabilities of TTR-HP, without recourse.

NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.

STOCK PURCHASE

1.1

Subject to the terms and conditions of this Agreement, at the Time of Closing, AERP shall

(a)

pro-rata as to its ownership of all issued and outstanding TTR Shares, in total shall transfer ninety percent (90%) of the TTR Shares to FLO-CO; and

(b)

cause to be issued to the benefit of FLO-CO, a total of 100,000 shares of AERP preferred stock (the “AERP Preferred Shares”) having the designation and rights as set forth in Exhibit 1.1(b) attached hereto, which shall be held in escrow as specified herein.

1.2

Except as expressly noted otherwise, the transactions contemplated under this Agreement shall be completed (the “Completion”) at the offices of AERP,  or at such other place as may be agreed between the parties, at 5 p.m. local time in Mountain time, or at such other time as may be agreed between the parties, (the “Time of Closing”) on a date specified by the parties, which shall be no later than the second Business day after satisfaction or waiver (subject to applicable law) of the conditions set forth in Section 2 (other than those conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or on such other date as may be agreed between the parties (the “Closing Date”).

The Parties hereto agree that all conditions precedent to Closing shall be met no later than April 30, 2009 (the “Deadline”), unless both parties hereto agree to extend such date in writing.

2.

CONDITIONS PRECEDENT

2.1

FLO-CO’s obligation to carry out the terms of this Agreement and to complete its transaction contemplated under this Agreement is subject to the fulfilment to the satisfaction of FLO-CO of each of the following conditions at or prior to the Time of Closing:

(a)

AERP shall have complied with all of its covenants and agreements contained in this Agreement; and

(b)

AERP shall transfer, or will cause to be transferred, to FLO-CO ninety percent (90%) of the TTR Shares held by AERP; and

(c)

AERP shall have no issued and outstanding preferred stock of AERP other than as described in Exhibit 1.1(b); and

(d)

AERP shall have issued the AERP Preferred Shares as set forth in Section 1.1(b) above, which shares shall be placed in an Escrow Account for the exclusive benefit of FLO-CO in accordance with the Escrow Agreement set forth in Exhibit 2.1(e) attached hereto; and

(e)

FLO-CO shall have received a letter of resignation from each of the officers and directors of TTR-HP effective as of the Closing Date; and

(f)

AERP shall have appointed a representative of FLO-CO to serve as a Board member of TTR-HP prior to the Closing; and

(g)

AERP shall be trading on the Over-the-Counter Bulletin Board with at minimum two market makers and a valid trading symbol, and it shall not be trading subject to the National Association of Securities Dealers (the “NASD”) Rule 6740(a) the so called "Unsolicited Order Exception"; and

(h)

AERP shall be a fully reporting company under the Exchange Act of 1933 (the “33 Act”), as amended, and current in all reports required therewith; and

(i)

AERP shall have filed a Form 8-K with material contracts and related disclosures satisfactory to FLO-CO; and

The conditions set forth above are for the exclusive benefit of FLO-CO and may be waived by FLO-CO in whole or in part at any time at or before the Time of Closing, as long as such conditions are waived in writing.

2.2

AERP’s obligation to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfilment to AERP’s satisfaction of each of the following conditions at or prior to the Time of Closing:

(a)

FLO-CO shall have complied with all of its covenants and agreements contained in this Agreement; and

(b)

the representations and warranties of  FLO-CO contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely true and correct in all material respects as if such representations and warranties had been made by FLO-CO as of the Closing Date; and

(c)

FLO-CO shall have received Board of Directors and shareholder approval for the completion of the transaction as outlined herein; and

(d)

FLO-CO shall deliver to AERP a fairness opinion, satisfactory to AERP, which opinion confirms and acknowledges the fairness of the transactions contemplated by this Agreement and certain prior transactions of AERP (the “Fairness Opinion”) within 45 days of execution.

The conditions set forth above are for the exclusive benefit of FLO-CO and may be waived by FLO-CO in whole or in part at or before the Time of Closing, as long as such conditions are waived in writing.

2.3

The parties acknowledge and agree, each with the other that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect.

2.4

This Agreement shall immediately terminate and be of no further force or effect in the event that prior to the Completion:

(a)

AERP is issued a cease trade or similar order from the U.S. Securities and Exchange Commission (the “SEC”) or the NASD halting trading in AERP’s common stock on the Over-the-Counter Bulletin Board for any reason; or

(b)

AERP is trading on the Over-the-Counter Pink Sheets subject to the Unsolicited Order Exception; or

(c)

AERP and FLO-CO agree to terminate this Agreement by mutual written consent.

Each of the foregoing shall be considered a “Terminating Event”.

The conditions set forth above are for the exclusive benefit of FLO-CO and may be waived by FLO-CO in whole or in part at or before the Time of Closing, as long as such conditions are waived by FLO-CO in writing.

3.

COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

3.1

AERP covenants and agrees with FLO-CO that FLO-CO shall:

(a)

from and including the Effective Date through and including the Time of Closing, permit FLO-CO, through its directors, officers, employees and authorized agents and representatives, at FLO-CO’s own cost, full access to the books, records and property of TTR-HP including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of TTR-HP, so as to permit FLO-CO to make such investigation (“FLO-CO’s Investigation”) of TTR-HP as FLO-CO considers advisable; and

(b)

provide to FLO-CO all such further documents, instruments and materials and do all such acts and things as may be required by FLO-CO to obtain any regulatory approvals that may be required under applicable laws; and

(c)

from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of AERP contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct; and

(d)

from and including the Effective Date through and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of TTR-HP and, without limiting the generality of the foregoing, carry on the development of the assets of TTR-HP in a reasonable and prudent manner; and

(e)

from and including the Effective Date through and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

(i)

was in the public domain at the time of disclosure to a party (the “Recipient”); or

(ii)

was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence; or

(iii)

subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

(iv)

is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

and, if so requested by FLO-CO, AERP shall arrange for any director, officer, employee, authorized agent or representative of any member of FLO-CO to enter into, and AERP shall enter into, a non-disclosure agreement with FLO-CO in a form acceptable to FLO-CO acting reasonably; and

(f)

not declare, pay, authorize or make any dividend, payment or distribution of any kind or nature from TTR-HP to its shareholders or redeemed or purchased or otherwise acquire any of its capital stock or agree to do so; and

(g)

not waive any TTR-HP rights of material value; and

(h)

not cause TTR-HP to enter into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business; and

(i)

not use any TTR-HP funds other than in the ordinary course of business as theretofore carried on.

4.

REPRESENTATIONS AND WARRANTIES

4.1

For the Purposes of this Section 4, an individual will be deemed to have “Knowledge” of a particular fact or other matter if:

(a)

such individual is actually aware of such fact or other matter at the time in question; and

(b)

a person (other than an individual) will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in similar capacity) has, or at anytime had, “Knowledge” of such fact or other matter.

4.2

In order to induce FLO-CO to enter into this Agreement and complete its transactions contemplated hereunder, AERP, to the best of its Knowledge, represents and warrants that as of the Closing Date:

(a)

TTR-HP was duly incorporated under the laws of Nevada and:

(i)

is not a “reporting company” within the meaning of Section 12 of the Exchange Act of 1934, as amended, and is not subject to any statutory registration or filing requirements applicable to public reporting companies; and

(ii)

has the power, authority and capacity to enter into this Agreement and carry out its terms; and

(iii)

is in good standing with respect to the filing of all annual reports required under the laws of the State of Nevada; and

(b)

the Directors and Officers of TTR-HP are as follows:

(i)

Bryan Hunsaker-Chairman

(ii)

Bryan Hunsaker-President

(iii)

Robert McMichael-Director

(c)

the authorized and issued share capital of TTR-HP is as set forth in Recital B of this Agreement; and

(d)

except for the TTR Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of TTR and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of TTR; and

(e)

the Articles of Incorporation and Bylaws of TTR-HP, as amended have not been altered.  TTR-HP is in good standing as of the Effective Date, and will be in good standing as of the Time of Closing, which will be conclusively established by a good standing certificate to be delivered by TTR-HP at the Time of Closing, dated within thirty (30) days of the Time of Closing; and

(f)

all of the material transactions of TTR-HP which are required to be recorded or filed in or with the books or records of TTR-HP have been promptly and properly so recorded or filed and the minute books of TTR-HP contain all records of the meetings and proceedings of the shareholders and directors of TTR-HP since its incorporation; and

(g)

TTR-HP holds all licenses and permits that are required for carrying on its business in the manner in which such business has been carried on; and

(h)

TTR-HP is the registered and beneficial owner of all rights, title and interest in and to all tangible and intangible property (collectively the “Assets”) associated with all business carried on by TTR-HP and the other assets listed on Schedule 4.2(h) to this Agreement, subject only to such qualifications and limitations as are indicated in Schedule 4.2(h);

(i)

TTR-HP has title to each of the Assets to this Agreement.  No activity of any employee of TTR-HP as or while an employee of TTR-HP has caused a violation of any trade secret of TTR-HP; and

(j)

each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use; and

(k)

all deposit, savings, investment and brokerage accounts and safety deposit boxes of TTR-HP are listed on Schedule 4.2(k) attached hereto; and

(l)

TTR-HP has the corporate power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business; and

(m)

save for any costs and expenses arising in the ordinary course of business, all material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of TTR-HP have been disclosed in writing to FLO-CO prior to the Effective Date and will be disclosed prior to the Time of Closing, and except as otherwise disclosed in the Financial Statements or in writing on Schedule 4.2 (n).

(n)

except as set forth on Schedule 4.2(o) of this Agreement:

(i)

no dividends or other distributions of any kind whatsoever on any shares in the capital of TTR-HP have been made, declared or authorized; and

(ii)

TTR-HP is not indebted to any of the Shareholders; and

(iii)

none of the Shareholders or any other officer, director or employee of TTR-HP is indebted or under obligation to TTR-HP on any account whatsoever; and

(o)

except as may be noted on appropriate Schedule 4.2(s) to this Agreement, all “Material Contracts” (defined herein as contracts with a value greater than $499,999)_are in good standing in all material respects and not in default in any respect; and

(p)

TTR-HP is not in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws; and

(q)

all tax returns and reports of TTR-HP other than for fiscal year 2008 that are required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of TTR-HP have been paid or disclosed in writing to FLO-CO before FLO-CO entered into this Agreement; and

(r)

except as otherwise disclosed in writing on Schedule 4.2 (cc) there are no material (defined as having claims or potential liability in excess of $499,999) actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting TTR-HP at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore; and

(s)

TTR-HP has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(t)

this Agreement has been duly executed and delivered by AERP and, assuming the due authorization, execution and delivery hereof by FLO-CO, constitutes a legal, valid and binding obligation of AERP, enforceable against it in accordance with its terms subject to:

(i)

bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally; and

(ii)

the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court; and

(u)

the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not:

(i)

conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the Corporate Documents of TTR-HP, or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to

AERP, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which any of them is bound; nor

(ii)

result in the violation of any law or regulation applicable to AERP;

(v)

TTR-HP is in compliance in all material respects with all federal, state and municipal environmental laws and regulations (the “Environmental Laws”); and TTR-HP was and remains duly incorporated and validly existing under the laws of the state of Nevada, and TTR-HP is in good standing with respect to all filings required by the State of Nevada as of the Effective date. As of the Effective Date TTR-HP has issued 11,203,975 common shares, and has no outstanding shares purchase options, stock purchase warrants, or other obligations to issue or sell shares of common or preferred stock, and at the Time of Closing will have no preferred shares issued and outstanding; and

(w)

AERP’s common stock is traded on the Over-the-Counter Bulletin Board with at minimum two market makers and a valid trading symbol; and

(x)

the AERP Preferred Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable; and

(y)

AERP has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(z)

AERP has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement; and

(aa)

AERP is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by AERP in connection with the execution, delivery or performance by AERP of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which AERP is obligated to request or obtain any such consent have been provided to FLO-CO; and

(bb)

the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by AERP, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

(i)

any term or provision of any of the memorandum, articles or other related documents of AERP; or

(ii)

the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which AERP is a party or by which it is bound; or

(iii)

any term or provision of any licenses, registrations or qualifications of AERP or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction

4.3

In order to induce AERP to enter into this Agreement and complete its transactions contemplated hereunder, FLO-CO, to the best of its knowledge, represents and warrants that as of the Closing Date:

(a)

FLO-CO was duly incorporated under the laws of Utah and:

(i)

is not a “reporting company” within the meaning of Section 12 of the Exchange Act of 1934, as amended, and is not subject to any statutory registration or filing requirements applicable to public reporting companies; and

(ii)

has the power, authority and capacity to enter into this Agreement and carry out its terms; and

(iii)

is in good standing with respect to the filing of all annual reports required under the laws of the State of Nevada; and

(b)

FLO-CO has performed a diligent search of TTR-HP financials and is aware of the liabilities including those represented in the QuickBooks file as of the Closing Date and accepts those liabilities and others that may arise as a result of TTR-HP’s normal course of business; and

(c)

FLO-CO accepts and agrees to the transfer to FLO-CO, as part of the Share Purchase, all assets and liabilities of TTR-HP, without recourse; and

(d)

FLO-CO has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement.

4.4

The representations and warranties of FLO-CO, AERP and TTR-HP contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the respective parties to this Agreement.

5.

INDEMNITIES

5.1

Indemnities:

(a)

notwithstanding the completion of the transactions contemplated under this Agreement or FLO-CO’s Investigation, the representations, warranties and acknowledgements contained in this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the recipient.  If any of the representations, warranties or acknowledgements given by either party is found to be untrue, then the offending party covenants to indemnify and save harmless the affected party from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the affected party by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the affected party, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement.

(b)

FLO-CO agrees to indemnify all officers and directors of TTR-HP from any actions brought against an officer or director for their actions while acting in their capacity as an officer or director of TTR-HP.

(c)

AERP agrees to indemnify all officers and directors of FLO-CO and TTR HP from any actions brought against an officer or director for their actions relating to this transaction while acting in their capacity as an officer or director.

6.

EXECUTION DELIVERY; CLOSING DELIVERY

6.1

Concurrent with the execution of this Agreement FLO-CO shall deliver to AERP:

(a)

certified true copies of the resolutions of the directors of FLO-CO evidencing that the directors of FLO-CO have approved this Agreement and all of the transactions of FLO-CO contemplated hereunder, subject to the prerequisites described herein; and

6.2

Concurrent with the execution of this Agreement, AERP shall deliver to FLO-CO:

(a)

true copies of the resolutions of the directors of AERP, evidencing that the directors of AERP have approved this Agreement and all of the transactions of AERP contemplated hereunder, subject to the prerequisites described herein; and

6.3

At the Time of Closing, AERP shall deliver to FLO-CO:

(a)

certified true copies of the resolutions of the directors of AERP evidencing that the directors of AERP have approved the transactions of AERP contemplated hereunder, specifically referring to:

(i)

the transfer of the TTR Shares from AERP to FLO-CO as provided for in this Agreement; and

(ii)

the cancellation of the share certificates (the “Old Share Certificates”) representing the TTR Shares held by AERP as set forth in Recital A of this Agreement; and

(iii)

the issuance of a new TTR Share certificate registered to FLO-CO (the “FLO-CO TTR Share Certificate”) representing the TTR Shares which are to be delivered to FLO-CO pursuant to Section 1.1(a) hereunder;

(b)

the Old Share Certificates; and

(c)

the FLO-CO TTR Share Certificate; and

(d)

the AERP Preferred shares tendered to the Escrow Agent; and

(e)

all minute books and seals of TTR-HP; and

(f)

all original and duplicate certificates evidencing registration anywhere in the world of any interest in tangible or intangible property included in the Assets; and

(g)

any other materials that are, in the opinion of the attorneys for FLO-CO, reasonably required to complete the transactions contemplated under this Agreement.

6.4

At the Time of Closing, FLO-CO shall deliver to AERP:

(a)

certified true copies of the resolutions of the directors of FLO-CO evidencing that the directors of FLO-CO have approved the transactions of FLO-CO contemplated hereunder, specifically referring to the purchase by FLO-CO of the TTR Shares; and

(b)

any other materials that are, in the opinion of the attorneys for AERP, reasonably required to complete the transactions contemplated under this Agreement.

7.

GENERAL

7.1

Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph 7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

7.2

The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

7.3

This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

7.4

The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

7.5

The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

7.6

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

7.7

Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

7.8

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

7.9

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

7.10

This Agreement shall be subject to, governed by, and construed in accordance with the laws of the State of Utah, and the parties agree to the exclusive jurisdiction of the courts of the State of Utah for the resolution of all disputes arising under this Agreement.

7.11

The parties acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the parties hereto.

7.12

Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

7.13

This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.  A copy of this Agreement signed by one party and faxed to another party shall be deemed to have been executed and delivered by the signing party as though an original.  A photocopy of this Agreement shall be effective as an original for all purposes.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:

“Seller”

“Purchaser”

/s/ Bryan Hunsaker

/s/ Gregg Geddes

Bryan Hunsaker

Gregg Geddes, Manager

For Aero Performance Products, Inc.

For Flo-Co, LLC

EXHIBIT 1.1(b)

CERTIFICATE OF DESIGNATION, NUMBER, POWERS

PREFERENCES AND RELATIVE, PARTICIPATING

OPTIONAL, AND OTHER SPECIAL RIGHTS AND THE

QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND

OTHER DISTINGUISHING CHARACTERISTICS OF

SERIES A PREFERRED STOCK

OF

AERO PERFORMANCE PRODUCTS, INC.

It is hereby certified that:

1.

The name of the corporation (hereinafter called the “Corporation) is AERO PERFROMANCE PRODUCTS, INC.

2.

The certificate of incorporation of the Corporation authorizes issuance of 100,000 shares of Preferred Stock with a par value to be determined by the Board of Directors and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue any or all of said shares in one or more series and by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued.

3.

The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, has adopted the following resolutions creating a Series A issue of Preferred Stock:

RESOLVED, that one hundred thousand (100,000) shares of the Preferred Stock (par value $0.0001 per share) are authorized to be issued by this Corporation pursuant to its certificate of incorporation, and that there be and hereby is authorized and created a series of preferred stock, hereby designed as the Series A Preferred Stock, which shall have the voting powers, designations, preferences and relative participating, optional or other rights, if any, or the qualifications, limitations, or restrictions, set forth in such certificate of incorporation and in addition thereto, those following:

(a)

DESIGNATION. The Preferred Stock subject hereof shall be designated Series A Preferred Stock (“Series A Preferred”).  No other shares of Preferred Stock shall be designated as Series A Preferred stock.

(b)

DIVIDENDS.  The holders of the shares of Series A Preferred shall not be entitled to receive dividends.

(c)

DETACHABLE WARRANTS.  Each share of Series A Preferred shall be entitled to a total of 33,333 Warrants to purchase Common Stock of the Corporation, such Warrants to be evenly divided between Series A Warrants, Series B Warrants, and Series C Warrants.  Series A Warrants shall vest 180 days after the issuance of the Series A Preferred and shall entitle the bearer to purchase one share of Common Stock of the Corporation per Warrant at a price equal to $0.00005 per share.  Series B Warrants shall vest 360 days after the issuance of the Series A Preferred and shall entitle the bearer to purchase .75 of one share of Common Stock of the Corporation per Warrant at a price equal to $0.00004.   Series C Warrants shall vest 450 days after the issuance of the Series A Preferred and shall entitle the bearer to purchase .60 of one share of Common Stock of the Corporation per Warrant at a price equal to $0.00003.  The Warrant right of the holders of Series A Preferred Stock shall be exercised by the surrender of the Warrant representing shares to be acquired to the Corporation or its transfer agent, accompanied by written notice.  Immediately prior to the close of business on the date the Corporation receives written notice of Warrant exercise, the Warrant holder shall be deemed to be the holder of record of that number of common stock issuable upon Warrant redemption notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such common stock shall not then be actually delivered to such person.

(d)

WARRANT REPURCHASE OPTION.  Any and all unredeemed Warrants may be repurchased by the Corporation for the purchase price of $0.0006 per Warrant, as adjusted for any forward or reverse stock splits of the Corporation’s common stock.  In order to redeem the Warrants, the Corporation shall provide written notice to the Warrant holder together with certified funds representing the repurchase price.  Upon receipt by the Warrant Holder of the repurchase notice and repurchase consideration, the Warrants shall be considered cancelled notwithstanding that the physical Warrant may not have been returned to the Corporation.

(e)

MANDATORY WARRANT EXERCISE.  If the common stock of the Corporation is subjected to a reverse split at any time within 450 days of the issuance of the Series A Preferred Shares, the Warrants issued under Section 3(c) of this Certificate shall automatically vest and be exercised in accordance with such Section 3(c).  The common shares issued upon the exercise of the Warrants pursuant to this Section 3(e) shall be placed in Escrow as set forth in the Warrant Agreements.

(f)

ADJUSTMENTS FOR RECLASSIFICATION AND REORGANIZATION.  If the common stock issuable upon redemption of the Warrants shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, the redemption rate shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Warrants shall be convertible into, in lieu of the number of shares of common stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of common stock that would have been subject to receipt by the holders upon redemption of the Warrants immediately before that change.

(f)

NO IMPAIRMENT.  The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out all the provisions of this Certificate and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

(g)

RESERVATION OF STOCK ISSUABLE UPON REDEMPTION.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the redemption of the Warrants, such number of its shares of common stock as shall from time to time be sufficient to effect the Redemption of all outstanding Warrants; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the redemption of all then outstanding Warrants, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate.

(h)

LIQUIDATION RIGHTS.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred shall not be entitled to receive liquidation in preference to the holders of common shares or any other class or series of preferred stock.  Rather, notwithstanding the vesting periods set for above, all unredeemed Warrants shall automatically be converted into common stock at the redemption rate hereinabove stated.

(i)

INVOLUNTARY LIQUIDATION.  In the event of involuntary liquidation, the shares of this series shall be entitled to the same amounts as in the event of voluntary liquidation.

(j)

OTHER RESTRICTIONS.  There shall be no conditions or restrictions upon the creation of indebtedness of the Corporation, or any subsidiary or upon the creation of any other series of preferred stock with any other preferences.

(k)

VOTING.  The Series A Preferred Shares will not have voting rights on matters brought before the Common Stock shareholders, but will be entitled to vote on all matters directly or indirectly affecting the rights of the Series A Preferred Shares.

(l)

AUTOMATION CANCELLATION. All Series A Preferred shall automatically be cancelled, with the underlying certificates being returned to the Corporation, upon the redemption by the Holders, or repurchase by the Corporation, of all of the outstanding Warrants.

(m)

STATED VALUE.  The shares of Series A Preferred shall have a stated value of $0.001 per share.

(n)

OTHER PREFERENCES.  The shares of the Series A Preferred shall no other preferences, rights, restrictions, or qualifications, except as otherwise provided by law or the certificate of incorporation of the Corporation.

FURTHER RESOLVED, that the statements contained in the foregoing resolution creating and designating the said Series A Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the certificate or incorporation of the Corporation.

Signed on April 8, 2009.

By Unanimous Written Consent of the Board of Directors:

/s/ Bryan Hunsaker

Bryan Hunsaker

/s/ Robert McMichael

Robert McMichael